Exhibit 10.1

FIRST TRANSACTION MANAGEMENT, INC.
381 S.E. Crystal Creek Circle
Issaquah, WA 98027

     April 21, 2008

PAN Consultants Ltd.
14 Wall Street, 20th Floor
New York, NY 10005

Ladies and Gentlemen:

        This letter will confirm our agreement regarding the compensation payable to PAN Consultants Ltd., a New York corporation (“Consultant”), by First Transaction Management, Inc., a Delaware corporation (the “Company”), in consideration of the consulting services rendered by Consultant (as described below) as follows:

    1.        Consulting Services. The Company acknowledges that since February 2007, Consultant has assisted and provided advice to the Company in connection with its efforts to reinstate its certificate of incorporation in the State of Delaware, bring current its periodic reports that are required to be filed with the U.S. Securities and Exchange Commission (the “SEC”), reestablish a relationship with a transfer agent for the Company and related matters.

    2.        Consulting Fee. As full compensation for all of the services provided by Consultant and in consideration of the representations and warranties to be made hereunder by Consultant, the Company hereby agrees to issue to Consultant an aggregate of 375,000 shares (the “Shares”) of the Company’s common stock, par value $.01 per share ( the “Common Stock”). Consultant understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) and, therefore, the Shares may not be transferred or sold unless pursuant to an effective registration statement under the Act or an opinion of counsel for the Company that such disposition without registration is in compliance with the Act. It is understood and agreed that the certificate(s) evidencing the Shares will bear the customary restrictive legend.

    3.        Expense Reimbursement. If Consultant has incurred any reasonable and ordinary out of pocket expenses in connection with the performance of its services hereunder that heretofore have not been reimbursed by the Company, the Company will as soon as practicable, upon the signing of this letter agreement by Consultant, reimburse Consultant for such expenses after presentation by Consultant of proper expense statements or vouchers, or such other supporting receipts and documentation as the Company may reasonably require.

    4.        Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other the following: (i) each has full power and authority to execute this Agreement and to perform its respective obligations hereunder; (ii) this Agreement constitutes a valid and binding obligation of each, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy or insolvency laws or by equitable principles; (iii) each intends to be fully bound by the terms hereof; (iv) each has the unfettered right to enter into and perform this Agreement on the terms and subject to the conditions hereof; and (v) neither the execution and delivery of this Agreement nor the performance of any of the respective obligations hereunder constitute or will constitute a violation or breach of, or a default under, any agreement, arrangement or understanding, or any other restriction of any kind, to which such party is a party or by which such party is bound. The Company further represents and warrants to Consultant that the issuance of the Shares has been duly authorized by all necessary corporate action and the Shares, when issued, will be duly issued, fully paid and non-assessable. Consultant further represents and warrants to the Company as follows: (i) Consultant is acquiring the Shares for its own account for investment and not with a view to the distribution thereof; (ii) Consultant is knowledgeable, sophisticated and experienced in business and financial matters and capable of evaluating the merits and risks of acquiring the Shares and fully understands the limitations on transfer described above; (iii) Consultant is able to bear the economic risks of acquiring the Shares, and (iv) Consultant has been afforded access to information about the Company and its financial condition, results of operations, business, property, management and prospects sufficient to enable it to evaluate the risks associated with the Shares.

    5.        Assignment. This letter agreement shall inure to the benefit of and shall be binding upon the executors, administrators, successors and legal representatives of the parties hereto and may not be assigned by either party hereto without the prior written consent of the other party hereto.

    6.        Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

    7.        Enforceability. If any provision of this letter agreement is found or declared by a court of competent jurisdiction to be void or unenforceable, the remaining provisions of this letter agreement shall continue in full force and effect and the parties shall endeavor in good faith to modify the void or unenforceable provision to carry out the original intent of the parties in a legally enforceable manner.

    8.        Headings. The paragraph headings of this letter agreement are not a substantive part of this letter agreement and shall not limit or restrict this letter agreement in any way.

    9.        Piggy Back Registration Rights. (a) If, at any time, the Company undertakes to register any of its Common Stock or other equity securities under the Act other than a registration on Form S-4, S-8 or any successor form thereto, it will give prompt written notice (and in no event later than 30 days prior to the proposed filing of such registration statement with the Securities and Exchange Commission (the “SEC”) to Consultant of its intention to effect such registration. The Company will include in such registration all of the Shares with respect to which the Company has received written requests for inclusion within 20 days after the receipt of such notice by Consultant. The Company shall pay all related registration expenses other than any underwriter discounts relating to shares to be sold by Consultant. Notwithstanding the foregoing provisions of this Section 9, if the Company is advised in good faith by the managing underwriter in connection with any offering under this Section 9 that the number of Shares requested to be sold is greater than the number of shares of Common Stock which can be sold in such offering without materially adversely affecting such offering, the Shares to be included in such offering shall be reduced to the extent requested by such managing underwriter, (i) first, on a pro rata basis among the holders of shares of Common Stock who do not have contractual registration rights to be included in such registration, and (ii) second, on a pro rata basis among the holders of shares of Common Stock who have contractual registration rights; then the Company shall be obligated to include only such limited portion of those shares as is determined in good faith by the managing underwriters.

          (b)        In connection with and registration of Shares under the Act, the Company shall, among other things, (i) file a registration statement with the SEC and use its reasonable best efforts to cause the registration statement to become and remain effective until all of the Shares included therein have been sold or ninety days, whichever is shorter, (ii) as promptly as possible prepare and file with the SEC any amendments and supplements to any registration statement, including the prospectus, that are necessary to keep such registration statement effective, (iii) as promptly as possible, provide to Consultant copies of the prospectus, including a preliminary prospectus, conforming with the requirements of the Act, and all other documents that Consultant may reasonably request, in order to assist in the public sale or other disposition of the Shares so included, and (iv) as promptly as possible, use its commercially reasonable efforts to register or qualify the Shares covered by such registration statement under the securities (Blue Sky) laws of all states that require such registration or qualification and that Consultant requests, and complete all other activities and documents that may be necessary or reasonably desirable for Consultant to complete the public sale or other disposition of the Shares covered thereby in such specified states.

         (c)        The obligations of the Company under this Section 9 to register Shares shall expire and terminate at such time as (i) Consultant shall be entitled or eligible to sell such securities without restriction and without a need for the filing of a registration statement under the Act, including without limitation, for any re-sales of restricted securities made pursuant to Rule 144 as promulgated by the SEC, or for a sale made pursuant to Rule 144 as promulgated by the SEC, or for a sale made pursuant to Section 4(1) and/or 4(2) under the Act, or (ii) Consultant shall be entitled or eligible to sell such securities under a valid registration statement.

    10.        Counterparts. This letter agreement may be executed in counterparts, one by each party hereto, with the same effect as if all parties hereto had signed the same document. This letter agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

        Please confirm that the foregoing accurately reflects our agreement by signing this letter in the space provided below and returning a copy thereof to the Company.

Very truly yours, FIRST TRANSACTION MANAGEMENT, INC.

By:	/s/ Susan Schreter

Susan Schreter, President

Confirmed and Agreed:

PAN CONSULTANTS LTD.

By: /s/ Philippe Niemetz
       Philippe Niemetz, President

FIRST TRANSACTION MANAGEMENT, INC.
381 S.E. Crystal Creek Circle
Issaquah, WA 98027

    April 21, 2008

PAN Consultants Ltd.
14 Wall Street, 20th Floor
New York, NY 10005

Ladies and Gentlemen:

        Reference is made to the letter agreement between us dated April 21, 2008 (the “Reactivation Agreement”). All capitalized terms not defined herein shall have the meanings set forth in the Reactivation Agreement.

        You have requested that out of the Shares to be issued to you that we issue 25,000 of such shares (the “Peterson Shares”) to Brent Peterson, a consultant to you who assisted in your performance of the services referred to in the Reactivation Agreement. As a result, we would be obligated to issue to you only an aggregate of 350,000 shares of our common stock.

        We hereby agree to your request subject to the foregoing:

             1.        By his signature below in the space provided, Brent Peterson represents and warrants to the Company the following: (i) he is acquiring the Peterson Shares for his own account for investment and not with a view to the distribution thereof; (ii) he is knowledgeable, sophisticated and experienced in business and financial matters and capable of evaluating the merits and risks of acquiring the Peterson Shares and fully understands that the Peterson Shares have not been registered under the Act, may not be sold or transferred unless registered under the Act or an opinion of counsel to the Company to the effect that the proposed sale or transfer is exempt from registration under the Act and that the certificate(s) representing the Peterson Shares will bear the customary restrictive legend; (iii) he is able to bear the economic risks of acquiring the Peterson Shares, and (iv) he has been afforded access to information about the Company and its financial condition, results of operations, business, property, management and prospects sufficient to enable it to evaluate the risks associated with the Peterson Shares.

             2.        We agree that the provisions of Section 9 of the Reactivation Agreement shall be applicable to the Peterson Shares.

        Please confirm that the foregoing accurately reflects our agreement by signing this letter in the space provided below and returning a copy thereof to the Company.

Very truly yours, FIRST TRANSACTION MANAGEMENT, INC.

By:	/s/ Susan Schreter

Susan Schreter, President

Confirmed and Agreed:

PAN CONSULTANTS LTD.

By: /s/ Philippe Niemetz
       Philippe Niemetz, President

Confirmed and Agreed:

By: /s/ Brent Peterson
       Brent Peterson